SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2009 (March 18, 2009)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-52584 (Commission File No.)	20-1132959 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On March 18, 2009, Birmingham Bloomfield Bancshares, Inc. (the “Company”) issued a press release announcing that it has received preliminary approval from U.S. Department of the Treasury (“Treasury”) to participate in Treasury’s Capital Purchase Program. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d)    Exhibits
         Exhibit Number

99.1	Press Release, dated March 18, 2009 issued by Birmingham Bloomfield Bancshares, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: March 24, 2009	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 18, 2009 issued by Birmingham Bloomfield Bancshares, Inc.